              CONSENT AND AMENDMENT TO LOAN AND SECURITY AGREEMENT


     Agreement, dated as of September 29, 1994, (this "Agreement") by and among The Penn Traffic Company ("Penn Traffic"), Diary Dell, Big M Supermarkets, Inc., and Penny Curtiss Baking Company, Inc. (individually a "BORROWER" and collectively the "BORROWERS"), the financial institutions listed on the signatures pages hereof (collectively the "LENDERS") and NatWest USA Credit Corp., as Agent for the Lenders (in such capacity, the "Agent").

                           ___________________________


     The Borrowers, the Lenders, and the Agent are parties to a Loan and Security Agreement dated March 5, 1993, as amended by Amendment No. 1 dated March 12, 1993, Amendment No. 2 dated March 24, 1993, Amendment No. 3 dated April 15, 1993 and Amendment No. 4 dated August 20, 1993 (as amended by Amendments Nos. 1, 2, 3, and 4, the "Loan Agreement").

     Capitalized terms used herein, except as otherwise defined herein, shall have the meanings given to such terms in the Loan Agreement.

     Penn Traffic has requested that the Agent obtain the consent of the Required Lenders to: (i) the issuance prior to December 31, 1995 by Penn Traffic of up to $125,000,000 of not less than seven year senior notes (the "Senior Notes") (ii) the use of the net proceeds from the issuance of the Senior Notes
(iii) the acquisition by Penn Traffic of up to 45 supermarket stores presently owned by the American Stores Company operated under the name "Acme" supermarkets and located in eastern Pennsylvania and south central New York, (the "Acme Stores") possibly together with a warehouse used in connection therewith and located in the Scranton Pennsylvania area (the "Acme Warehouse") and the acquisition by Penn Traffic of up to an additional 10 supermarket stores presently owned by the American Stores Company also operated under the name "Acme" supermarkets and located in the Allentown/Bethlehem Pennsylvania market and in 5 small towns in eastern Pennsylvania (the "Additional Acme Stores") for an aggregate purchase price not to exceed $150,000,000. The Acme Stores, the Acme Warehouse and the Additional Acme Stores are listed and described in Exhibit A hereto.

     The transactions relating to the issuance of the Senior Notes and the use of the proceeds thereof, and the acquisition of the properties as described above (the "Acme Acquisition") require the consent of the Required Lenders pursuant to the Loan Agreement. The Required Lenders are prepared to provide such consent but only on the terms and conditions of this Agreement.

     Now Therefore, the Borrowers, the Lenders and the Agent agree as follows:

          1. CONSENT TO THE ISSUANCE OF THE SENIOR NOTES AND TO THE USE OF THE PROCEEDS THEREOF. To the extent such consent is required under the Loan Documents (including, without limitation, Section 10.8 and 10.9 of the Loan Agreement) and provided the Senior Notes are issued on or prior to December 31, 1995, the Required Lenders do hereby: (i) consent to the issuance of up to

$125,000,000 of Senior Notes as described in the preamble to this Agreement and
(ii) further approve the use of the net proceeds from the issuance of the Senior Notes upon issuance thereof, notwithstanding the limitation contained in Section
10.8 and 10.9 of the Loan Agreement, and do further consent to the use of the net proceeds of the issuance of the Senior Notes for general corporate purposes.

          2. CONSENT TO THE ACME ACQUISITION. To the extent that such consent is required under the Loan Documents (including, without limitation, Section
10.5 of the Loan Agreement) and provided the Acme Acquisition is consummated on or before December 31, 1995, the Required Lenders do hereby consent to the Acme Acquisition for the maximum purchase price set forth in the preamble to this Agreement.

          3. AMENDMENTS TO LOAN AGREEMENT. Upon Penn Traffic's consummation of the Acme Acquisition on or before December 31, 1995, the following amendments to the Loan Agreement shall become effective:

               a. ADDITIONAL DEFINITION. There shall be added to Section 1 of the Loan Agreement the following definition in the appropriate alphabetical order.

               i. "DEFINITION OF "ACME ACQUISITION" "ACME ACQUISITION" means the purchase by Penn Traffic of up to 55 supermarket stores and the contents thereof owned by American Stores Company, each operated under the name "Acme" and located in eastern Pennsylvania, south central
          New York, and the Allentown/Bethlehem area of

          Pennsylvania, together with the possible acquisition of the warehouse located in the Scranton Pennsylvania area";

               ii. the definition of "Capital Expenditures" is amended by adding the following at the end of the proviso in subsection (a) thereof: "and shall not include any expenditures in connection with the Acme Acquisition".

               b. the table set forth in Section 10.17(a) of the Loan Agreement is amended by deleting under column headings set forth therein the figures with respect to the Fiscal Years 1996, 1997, 1998, 1999 and 2000 and substituting the following:

                                                          TOTAL
                                                          PERMITTED
                        CASH CAPITAL    FINANCED CAPITAL  CAPITAL
       FISCAL YEAR      EXPENDITURES    EXPENDITURES      EXPENDITURES
       -----------      ------------    ------------      ------------

       1996             $140,000,000    $20,000,000       Total of
                        plus the                          Permitted
                        lesser of: (i)                    Cash Capital
                        $40,000,000 or                    Expenditures
                        (ii) the                          and
                        amount by                         Permitted
                        which                             Financed
                        Consolidated                      Capital
                        EBDAIT exceeds                    Expenditures
                        $210,000,000                      for the
                                                          Fiscal Year

       1997             $110,000,000    $20,000,000       Total of
                        plus the                          Permitted
                        lesser of: (i)                    Cash Capital
                        $40,000,000 or                    Expenditures
                        (ii) the                          and
                        amount by                         Permitted
                        which                             Financed
                        Consolidated                      Capital
                        EBDAIT exceeds                    Expenditures
                        $210,000,000                      for the
                                                          Fiscal Year

       1998             $115,000,000    $20,000,000       Total of
                        plus the                          Permitted
                        lesser of: (i)                    Cash Capital
                        $40,000,000 or                    Expenditures
                        (ii) the                          and
                        amount by                         Permitted
                        which                             Financed
                        Consolidated                      Capital
                        EBDAIT exceeds                    Expenditures
                        $210,000,000                      for the
                                                          Fiscal Year

       1999             $120,000,000    $20,000,000       Total of
                        plus the                          Permitted
                        lesser of: (i)                    Cash Capital
                        $40,000,000 or                    Expenditures
                        (ii) the                          and
                        amount by                         Permitted
                        which                             Financed
                        Consolidated                      Capital
                        EBDAIT exceeds                    Expenditures
                        $210,000,000                      for the
                                                          Fiscal Year

       2000             $125,000,000    $20,000,000       Total of
                        plus the                          Permitted
                        lesser of: (i)                    Cash Capital
                        $40,000,000 or                    Expenditures
                        (ii) the                          and
                        amount by                         Permitted
                        which                             Financed
                        Consolidated                      Capital
                        EBDAIT exceeds                    Expenditures
                        $210,000,000                      for the
                                                          Fiscal Year


          4. CONDITIONS TO THE REQUIRED LENDERS' CONSENT. The Required Lenders' Consent given in Section 2 hereof shall not be effective until the following conditions precedent are satisfied:

               (a) The Borrowers shall have delivered to the Agent, for distribution to the Lenders, definitive versions of the instruments, documents and agreements with respect: (i) to the issuance of the Senior Notes prior to issuance thereof and (ii) to the Acme Acquisition prior to the consummation of the Acme Acquisition.

               (b) An Event of Default shall not have occurred either prior to the issuance of the Senior Notes or prior to the consummation of the Acme Acquisition.

               (c) Penn Traffic shall have issued at least $75,000,000 of Senior Notes as described in the preamble to this Agreement, and shall have received the net proceeds thereof.

          The Required Lenders' consent given in Section 2 hereof in respect to the Acme Acquisition shall not be effective until Penn Traffic shall deliver a certificate by an officer thereof that the Acme Acquisition is about to be consummated in accordance with the definitive version of the Acme Acquisition instruments, documents and agreements delivered pursuant to Section 4(a)(ii).

          5. SCOPE OF CONSENT. The Borrowers acknowledge that the Required Lenders' consent hereunder is being given only as to those matters set forth in Sections 1 and 2 above that require such consent under the provisions of the Loan Documents and should not be construed as the Lenders' consent to any other aspect thereof, nor as the Lenders' endorsement of the issuance by Penn Traffic of the Senior Notes or the Acme Acquisition described in Sections 1 and 2 above. Such consent shall not be construed as a consent to any similar or other transaction or as a waiver of any unrelated Default or Event of Default.

          6. REPRESENTATIONS AND WARRANTIES; WAIVER OF DEFENSES. As a further inducement to the Lenders to enter into this Agreement, the Borrowers hereby represent and warrant to the

Agent and the Lenders and agree with the Agent and the Lenders as follows:

               (a) The Borrowers have the power and authority to enter into this Agreement and each other agreement or instrument to be delivered by them pursuant hereto. This Agreement has been duly executed and delivered by and constitutes the Borrowers' valid and binding obligation, enforceable against the Borrowers in accordance with its terms. The execution, delivery, and performance of this Agreement will not violate any of the certificates of incorporation or by-laws or any agreement or legal requirements binding on any of the Borrowers.

               (b) On the date hereof: (i) the Loan Agreement and the other Loan Documents are in full force and effect and constitute the Borrowers' binding obligation, enforceable against them in accordance with their respective terms; (ii) the Obligations are due and owing by them in accordance with the terms of the Loan Documents to which the Borrowers are a party; (iii) no Event or Event of Default has occurred and is continuing; and (iv) the Borrowers hereby waive and release all defenses to and setoffs, counterclaims, and claims against payment of the Obligations and enforcement of the Loan Documents that are now existing or occurring on or prior to the date hereof.

          7.   NO IMPLIED AMENDMENTS.   Except as expressly provided herein, the
Loan Agreement and the other Loan Documents are not amended or otherwise affected in any way by this Agreement.

          8. ENTIRE AGREEMENT; MODIFICATIONS; BINDING EFFECT. This Agreement constitutes the entire agreement of the parties with respect to its subject matter and supersedes all prior oral or written understandings about such matters. The Borrowers confirm that, in entering into this Agreement, they did not rely upon any agreement, representation, or warranty by the Agent or any Lender except those expressly set forth herein. No modification, recision, waiver, release, or amendment of any provision of this Agreement may be made except by a written agreement signed by the parties hereto. The provisions of this Agreement shall be binding upon and inure to the benefit of the representatives, successors, and assigns of the parties hereto; provided, however, that no interest herein or obligation hereunder may be assigned by the Borrowers without the Required Lenders' prior written consent.

          9. SEVERABILITY. If any provision of this Agreement shall be prohibited or invalid, under applicable law, it shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

          10. COUNTERPARTS. This Agreement may be executed in any number of counterparts, and by each party in separate counterparts, each of which is an original but all of which shall together constitute one and the same agreement.

          11. GOVERNING LAW. This Agreement is deemed to have been made in the State of New York and is governed by and shall be interpreted in accordance with the laws of such state.

          12. EFFECTIVE DATE. This Agreement shall become effective when executed by the Borrowers and those of the Lenders as shall constitute the number of Required Lenders.

          IN WITNESS WHEREOF, the parties have executed and delivered this Agreement on the day and year first above written.

                                        BORROWERS:


                                        THE PENN TRAFFIC COMPANY


                                        By: /s/ MARTIN A. FOX
                                           -------------------------------------
                                             Title:



                                        DAIRY DELL



                                        By: /s/ MARTIN A. FOX
                                           -------------------------------------
                                              Title:



                                        BIG M SUPERMARKETS, INC.



                                        By: /s/ MARTIN A. FOX
                                           -------------------------------------
                                              Title:



                                        PENNY CURTISS BAKING
                                          COMPANY, INC.



                                        By: /s/ MARTIN A. FOX
                                           -------------------------------------
                                              Title:

                                        LENDERS:

Commitment:  $35,000,000                NATWEST USA CREDIT CORP.
Pro-Rata Share:  17.5%
Lending
   Office:  175 Water Street
            New York, New York  10038   By: /s/
                                           -------------------------------------
                                              Title: VICE PRESIDENT



Commitment:  $20,000,000                NATIONAL BANK OF CANADA
Pro-Rata Share:  10%
Lending
  Office:  Main Place Tower, Suite 1540
           350 Main Street
           Buffalo, New York  14202     By: /s/
                                           -------------------------------------
                                              Title: VICE PRESIDENT

                                        By: /s/ MICHAEL S. WOODARD
                                           -------------------------------------
                                              Title: ASSISTANT VICE PRESIDENT


Commitment:  $20,000,000                FUJI BANK, LTD.
Pro-Rata Share:  10%
Lending
  Office:  Two World Trade Center
           79th Fl.
           New York, New York  10048    By: /s/ KATSUMORI NOZAWA
                                           -------------------------------------
                                            KATSUMORI NAZAWA
                                            Title: VICE PRESIDENT & MANAGER

Commitment:  $20,000,000                SANWA BUSINESS CREDIT
Pro-Rata Share:  10%                      CORPORATION
Lending
  Office:  One South Wacker Drive
           Suite 2800
           Chicago, IL.  60606          By: /s/
                                           -------------------------------------
                                              Title: VICE PRESIDENT



Commitment:  $25,000,000                BANKAMERICA
Pro-Rata Share:  12.5%                    BUSINESS CREDIT, INC.
Lending
  Office:  40 East 52nd Street
           Second Fl.
           New York, NY  10022          By: /s/
                                           -------------------------------------
                                              Title: VICE PRESIDENT

Commitment:  $25,000,000                HELLER FINANCIAL, INC.
Pro-Rata Share:  12.5%
Lending
  Office:  101 Park Avenue, 12th Fl.
           New York, NY  10178          By: /s/
                                           -------------------------------------
                                              Title: VICE PRESIDENT



Commitment:  $10,000,000                IBJ SCHRODER
Pro-Rata Share:  5%
Lending
  Office:  One State Street
           9th Fl.
           New York, NY  10004          By: /s/
                                           -------------------------------------
                                              Title: VICE PRESIDENT


Commitment:  $10,000,000                MIDLANTIC NATIONAL BANK
Pro-Rata Share:  5%
Lending
  Office:  499 Thornalle Street
           9th Fl.
           Edison, NJ  08837            By: /s/
                                           -------------------------------------
                                              Title: VICE PRESIDENT


Commitment:  $20,000,000                MITSUBISHI TRUST AND
Pro-Rata Share:  10%                      BANKING CORPORATION
Lending
  Office:  520 Madison Avenue
           25th Fl.
           New York, NY  10022          By: /s/
                                           -------------------------------------
                                              Title: SENIOR VICE PRESIDENT


Commitment:  $15,000,000                CONTINENTAL BANK, fsb
Pro-Rata Share:  7.5%
Lending
  Office:  231 South La Salle St.
           12th Fl. C
           Chicago, IL.  60697          By: /s/
                                           -------------------------------------
                                              Title: VICE PRESIDENT

                                        AGENT

                                        NATWEST USA CREDIT CORP.,
                                        As Agent



                                        By: /s/
                                           -------------------------------------
                                              Title: VICE PRESIDENT